TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio

(all share classes)

Supplemented dated May 28, 2010
to the Statement of Additional Information,
dated February 26, 2010.

The section of the Statement of Additional Information entitled “INVESTMENT POLICIES AND RESTRICTIONS” is amended as follows:

All references to a 10% limit on illiquid securities shall be replaced with references to a 5% limit on illiquid securities, including the reference in non-fundamental investment restriction (2).

The second sentence of the first paragraph under the subsection entitled “Illiquid Securities” is deleted and hereby replaced with the following sentence:

“The term “illiquid securities” is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Portfolio.”

The fourth sentence in the paragraph under the subsection entitled “Repurchase Agreements” is deleted and hereby replaced with the following:

“Each Portfolio may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions.”

The third paragraph under the subsection entitled “Rule 2a-7 Matters” is deleted and hereby replaced with the following:

“Each Portfolio is limited with respect to the extent to which it can invest in second tier securities.  For example, the Money Market Portfolio may not invest more than ½ of 1% of its total assets in the second tier securities of a single issuer.  In addition, no Portfolio may invest in a second tier security with a maturity of greater than 45 calendar days.

Under the applicable liquidity requirements of Rule 2a-7, each Portfolio (except the Municipal Portfolio, the California Portfolio and the New York Portfolio) must hold at least 10% of its assets in “daily liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, and securities for which the Portfolio has a legal right to receive cash in one business day.  Each Portfolio must also hold at least 30% of its assets in “weekly liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, and securities for which the Portfolio has a legal right to receive cash within five business days.”

The section of the Statement of Additional Information entitled “SHARE PRICE CALCULATION” is amended as follows:

The last sentence of the sixth paragraph is deleted and hereby replaced with the following:

“Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Portfolio; and such other measures as the Board may deem appropriate.”